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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 29, 2000

                         -------------------------------


                                UMEMBER.COM, INC.

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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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           Colorado                      33-17229-D                84-0978689
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
(State or other jurisdiction of   (Commission File Number)        (IRS Employer
        incorporation)                                          Identification No.)


10350 Santa Monica Boulevard, Suite 130, Los Angeles, California       90025
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(Address of principal executive offices)                            (Zip Code)
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Registrant's telephone number, including area code: (310) 470-7000
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                                      NONE
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          (Former name or former address, if changed since last report)

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Item 1. Changes in Control of Registrant.

     Not applicable.


Item 2. Acquisition or Disposition of Assets.

     Not applicable.


Item 3. Bankruptcy or Receivership.

     Not applicable.


Item 4. Changes in Registrant's Certifying Accountant.

[References are to Item 304 of Regulation S-B]

(a)(1)(i) On December 29, 2000 Arthur Andersen LLP ("Arthur Andersen") and Registrant agreed that Arthur Andersen would no longer be retained as Registrant's independent public accountants. Accordingly, the client-independent public accountant relationship was terminated as of that date.

(a)(1)(ii) Arthur Andersen's report on the Registrant's financial statements for the period ended December 31, 1999 did not contain any adverse opinion or a disclaimer of opinion, but was modified as to the Registrant's ability to continue as a going concern.

(a)(1)(iii) The decision to hire new independent accountants was approved by the Registrant's Board of Directors.

(a)(1)(iv)(A)   During the Registrant's fiscal period ended December 31, 1999 and subsequent interim periods, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur
                Andersen to make a reference to the subject matter of the disagreement(s) in connection with its reports.

(a)(1)(iv)(B)   During the Registrant's fiscal period ended December 31, 1999 and subsequent interim periods, Arthur Andersen did not advise the Registrant with respect to any of the matters described in
                Item 304(a)(1)(iv)(B) of Securities and Exchange Commission
                Regulation S-B.

(a)(2) On January 2, 2001 a new independent accounting firm, Hein + Associates LLP, Orange, California, was engaged as the Registrant's independent accountants. During the Registrant's period ending December 31, 1999 and subsequent interim periods, the Registrant did not consult Hein + Associates LLP regarding
                (i) either the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Registrant's financial statements, or (ii) any matter that was the subject of a disagreement or was a reportable event (as defined in Item 304(a)(1)(iv) of Securities and Exchange Commission Regulation S-B).

(a)(3) The Registrant has provided Arthur Andersen with a copy of the foregoing disclosures and requested in writing that Arthur Andersen furnish it within 10 business days with a letter addressed to the SEC stating whether or not it agrees with such disclosures. A copy of such letter is being filed as an exhibit with this report.

Item 5. Other Events.

     Not applicable.


Item 6. Resignations of Registrant's Directors.

     Not applicable.


Item 7. Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits

     16.1 Letter from Arthur Andersen re disclosures

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Item 8. Change in Fiscal Year.

     Not applicable.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        UMEMBER.COM, INC.
                                        (Registrant)

Date:  January 26, 2001                By: /s/ ORIE RECHTMAN
                                            ------------------------------------
                                        Orie Rechtman, Chief Executive Officer
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                                 EXHIBIT INDEX


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EXHIBIT
  NO.      DESCRIPTION
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
 16.1      Arthur Andersen correspondence.
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